UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549



                            FORM 8-K


                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES AND EXCHANGE ACT OF 1934



                          July 20, 2001
        Date of report (Date of earliest event reported):



                    MSC.SOFTWARE CORPORATION
       (Exact Name of Registrant as Specified in Charter)



        DELAWARE              1-8722             95-2239450
------------------------------------------------------------------
    (State or Other      (Commission File      (IRS Employer
    Jurisdiction of           Number)       Identification No.)
     Incorporation)

         2 MACARTHUR PLACE, SANTA ANA, CALIFORNIA 92707
    (Address of principal executive of offices)  (Zip code)


Registrant's telephone number including area code: (714) 540-8900


                         Not applicable.
            ---------------------------------------
  (Former name or former address, if changed since last report)



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On July 18, 2001, MSC.Software stockholders approved the acquisition of Advanced Enterprise Solutions, Inc. ("AES") pursuant to an Agreement and Plan of Merger, dated as of May 2, 2001, by and among MSC.Software Corporation (the "Company"), AES Acquisition Corporation, a wholly owned subsidiary of the Company (the "Merger Sub"), and AES (the "Merger Agreement"). The transaction was consummated on July 20, 2001 through a two-step structure whereby the Company acquired all of AES by purchasing approximately 19% of AES' outstanding common stock owned by Dassault Systemes of America Corporation ("DSA"), a wholly owned subsidiary of Dassault Systemes ("Dassault"), pursuant to a Stock Purchase Agreement, dated as of May 2, 2001, by and among the Company, DSA and Dassault (the "Stock Purchase Agreement"), and immediately thereafter, pursuant to the Merger Agreement, AES merged with and into Merger Sub. Immediately upon the effectiveness of the merger, Merger Sub, as the surviving corporation, changed its name to Advanced Enterprise Solutions, Inc. The surviving corporation will remain a wholly owned subsidiary of the Company, will continue the business of the former AES, and will continue as the largest IBM Product Lifecycle Management ("PLM") Business Partner in the Americas, selling Dassault's PLM software portfolio comprised of CATIA, ENOVIA, DELMIA and SmartSolutions.

          The consideration paid by the Company pursuant to the Stock Purchase Agreement and the Merger Agreement consisted of approximately $20.0 million in cash, discounted notes with an aggregate principal amount of $20.0 million and 5,281,096 shares of the Company's common stock. By virtue of its equity ownership in AES, Dassault became a 8.6% equity owner in the Company upon completion of the merger.

          The Company funded the cash portion of the purchase price out of available cash.

          Copies of the Merger Agreement and the Stock Purchase
Agreement are included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          The financial statements of Advanced Enterprise Solutions, Inc. and Subsidiaries as of December 31, 1999, December 31, 2000 and March 31, 2001 and for the three-year period ended December 31, 2000 and the three month periods ended March 31, 2000 and 2001 set forth on pages F-1 through F-16 of MSC.Software Corporation's Proxy Statement dated June 15, 2001 and relating to the July 18, 2001 Annual Meeting are incorporated herein by reference.

     (b)  Pro Forma Financial Information.

          MSC.Software Corporation's Unaudited Pro Forma
          Consolidated Financial Statements at March 31, 2001 and for the three months ended March 31, 2001 and


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          the year ended December 31, 2000 on pages 54 through
          60 of MSC.Software Corporation's Proxy Statement dated
          June 15, 2001 and relating to the July 18, 2001 Annual
          Meeting are incorporated herein by reference.

     (c)  Exhibits

          2.1 Agreement and Plan of Merger, dated as of May 2, 2001, by and among MSC.Software Corporation, AES Acquisition Corporation and Advanced Enterprise Solutions, Inc. (filed as Exhibit 2.1 of the Quarterly Report on Form 10-Q of MSC.Software Corporation for the quarter ended March 31, 2001 and incorporated herein by reference).

          2.2 Stock Purchase Agreement, dated as of May 2, 2001, by and among MSC.Software Corporation, Dassault Systemes of America Corporation and Dassault Systemes (filed as Exhibit 2.2 of the Quarterly Report on Form 10-Q of MSC.Software Corporation for the quarter ended March 31, 2001 and incorporated herein by reference).



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


SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 MSC.SOFTWARE CORPORATION
                                      (REGISTRANT)



DATED:    August 1, 2001     By: /s/ Louis A. Greco
                                 --------------------------------
                                 Louis A. Greco - Chief Financial
                                 Officer
                                 (MR. GRECO IS THE PRINCIPAL
                                 FINANCIAL AND ACCOUNTING OFFICER
                                 AND HAS BEEN DULY AUTHORIZED TO
                                 SIGN ON BEHALF OF THE REGISTRANT)

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